UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2026
Date of Report (date of earliest event reported)

HILLS BANCORPORATION
(Exact name of registrant as specified in its charter)

Iowa	0-12668		42-1208067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

131 E. Main Street, PO Box 160	Hills	Iowa	52235
(Address of Principal Executive Offices)			(Zip Code)
(319) 679-2291
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2026, Hills Bank and Trust Company ("Hills Bank"), a wholly-owned subsidiary of Hills Bancorporation (the "Company"), entered into an Agreement of Purchase and Sale (the "Agreement") for the acquisition of land and improvements consisting of approximately 19.2 acres, which is a portion of land commonly known as 200 and 500 ACT Drive, Iowa City, Iowa. The Company intends to use the Property to consolidate operational teams in a single location and to address long-term operational needs. The Company's headquarters will remain in Hills, Iowa.

The purchase price is $20,700,000. The transaction is subject to a number of standard real estate purchase conditions including any required regulatory approvals. Closing is scheduled for the first quarter of 2027. Other than the Agreement, there is no material relationship between the Company or Hills Bank and the Seller.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Certain personally identifiable information, including notice addresses and contact information of individuals, has been omitted from the exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information is not material and would likely cause competitive harm to the Company if publicly disclosed.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's intended use of the Property, anticipated closing date, and plans for future growth and operations. These statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the failure to obtain regulatory approval, the failure to satisfy conditions precedent to closing, adverse findings during the due diligence inspection period, and other risks described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement of Purchase and Sale, dated May 11, 2026, by and between JNB Campus, LLC and Hills Bank and Trust Company (certain information has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K).
99.1	Press Release

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: May 15, 2026

/s/ Anthony V. Roetlin
Anthony V. Roetlin,
Treasurer and Chief Financial Officer